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                     FIRST FORTIS LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                              Robert B. Pollock
                                 Larry Cains
                               Barbara R. Hege
                                Terry Kryshak
                              Allen R. Freedman
                             Clarence E. Galston
                               Dale E. Gardner
                               Esther L. Nelson
                              Kenneth W. Nelson

DO HEREBY JOINTLY AND SEVERALLY AUTHORIZE Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Thomas S. Clark and W. Michael Stobart to sign as their agent any registration statement, pre-effective amendment, post-effective amendment and any application for exemptive relief or order of substitution for First Fortis Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with the variable annuity products reinsured with Hartford Life Insurance Company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

/S/ ROBERT B. POLLOCK                            Dated as of August 10, 2001
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Robert B. Pollock

/S/ LARRY CAINS                                  Dated as of August 10, 2001
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Larry Cains

/S/ BARBARA R. HEGE                              Dated as of August 10, 2001
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Barbara R. Hege


/S/ TERRY KRYSHAK                                Dated as of August 10, 2001
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Terry Kryshak

/S/ ALLEN R. FREEDMAN                            Dated as of August 10, 2001
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Allen R. Freedman

/S/ CLARENCE E. GALSTON                          Dated as of August 10, 2001
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Clarence E. Galston

/S/ DALE E. GARDNER                              Dated as of August 10, 2001
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Dale E. Gardner


/S/ ESTHER L. NELSON                             Dated as of August 10, 2001
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Esther L. Nelson


/S/ KENNETH W. NELSON                            Dated as of August 10, 2001
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Kenneth W. Nelson